First Quarter 2020 Earnings Presentation February 4, 2020

Cautionary Statements This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and the Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward- looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. We present Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net Sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, Free Cash Flow (cash flow from operating activities less capital expenditures) and Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis) to help us describe our operating and financial performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, and Leverage ratio are non-GAAP financial measures commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, net sales and other income data measures (as determined in accordance with generally accepted accounting principles in the United States, or GAAP), or as better indicators of operating performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt, Adjusted Net Income Per Share, and Leverage ratio, as defined by us may not be comparable to similar non-GAAP measures presented by other issuers. Our presentation of such measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of Adjusted EBITDA to net income, Adjusted EBITDA Margin, Adjusted Net Income Per Share to Net Income Per Share, net debt to total debt, and Leverage Ratio. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters end on the last Friday in December, March and June. 2

Q1 2020 Highlights and Financial Summary Delivered Net Income of $35M Q1 Q1 Y/Y Change ($’s in millions) 2020 2019 Increased Adjusted EBITDA by 11%, or $7.7M in year over year improvement Net Sales $447.4 $452.0 (1.0%) Operating Income $52.5 $45.7 15.0% Reduced Net Debt/TTM Adjusted EBITDA to 2.1x Net Income $34.8 $26.9 29.1% Adjusted EBITDA(1) $77.7 $70.0 11.0% Operating Cash Flow of $52M; Free Cash Flow(1) of $42M, up 27% versus Adjusted EBITDA (2) 17.4% 15.5% +190 bps prior year Margin Net Income per $0.71 $0.54 31.5% Share (Diluted) Adjusted Net Income $0.94 $0.74 27.0% per Share(1) (Diluted) (1) See non-GAAP reconciliation in appendix (2) Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales 3

Consolidated Atkore Q1 2020 Bridges Q1 Net Sales Bridge Net Sales Growth Volume/Mix +3.1% $14 $452M $12 $447M Price (6.6%) $1 $30 Acquisitions/Divestitures +2.7% FX/Other (0.2%) Total (1.0%) 2019 Volume/Mix Price M&A FX/Other 2020 Q1 Adjusted EBITDA Bridge Highlights $2 $0 $78M ▪ 3% volume growth with contributions from $6 $1 both segments $1 $70M ▪ Adjusted EBITDA gains driven by profitable volume growth and operational improvement initiatives 2019 Volume/Mix Price M&A Productivity/ FX/Other 2020 vs. Cost Investment/ Inflation 4

Electrical Raceway Q1 Highlights Volume growth of 2% led by PVC products Q1 Q1 Y/Y 2020 2019 Change ($’s in millions) Launched three new product lines of diecast Net Sales $341.4 $343.4 (0.6%) fittings Adjusted EBITDA $70.2 $68.5 2.5% Adjusted EBITDA Continue to see above market growth from our 20.6% 19.9% +70 bps Margin focused product categories Q1 Net Sales Bridge Adjusted EBITDA margins increased 70 bps to $7 20.6% $343M $12 $341M $2 $19 2019 Volume/Mix Price M&A FX/Other 2020 5

Mechanical Products & Solutions Q1 Highlights Strong volume growth of ~7% led by continued Q1 Q1 Y/Y ramp of large renewable projects and solid 2020 2019 Change execution across the portfolio ($’s in millions) Net Sales $106.7 $108.8 (2.0%) Adjusted EBITDA margins increased 560 bps Adjusted EBITDA $16.7 $10.9 53.0% up to 15.6% Adjusted EBITDA 15.6% 10.0% +560 bps Margin Focused on expanding product offerings as well Q1 Net Sales Bridge as selling value-add solutions to customers $7 $109M $0 $2 $107M $11 2019 Volume/Mix Price M&A FX/Other 2020 6

Key Balance Sheet and Cash Flow Metrics Metrics Leverage Ratio(2) ($’s in millions) 12/27/2019 Cash and cash equivalents $164.1 Reduced by 0.8x 2.9 2.9 Total Debt $845.2 2.8 Net Debt $681.1 2.6 YTD Net cash from operating activities $52.2 YTD Capital expenditures $9.8 YTD Free cash flow(1) $42.4 2.2 2.1 TTM Adjusted EBITDA(2) $332.1 (1) Leverage Ratio Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Total debt / TTM Adjusted EBITDA(2) 2.5 Reduced leverage ratio by 0.8x Net debt / TTM Adjusted EBITDA(2) 2.1 versus prior year (1) Free Cash Flow defined as Net cash from operating activities less capital expenditures. (2) Leverage ratio and TTM Adjusted EBITDA reconciliations for all periods above can be found either in the appendix, or in Exhibit 99.1 to form 8-K filed on February 4, 2020, November 22, 2019, August 8, 2019, May 7, 2019, February 6, 2019, or November 28, 2018. 7

Financial Outlook Summary Changes to Q2 2020 FY 2020 FY 2020 Electrical Raceway Volume +1 to 2% - Segment Adjusted EBITDA* $72 - $77M $308 - $318M +$5M / +$5M Volume +1 to 3% - Mechanical Products & Solutions Segment Adjusted EBITDA* $15 - $19M $70 - $75M - Adjusted EBITDA* $80 - $85M $340 - $350M +$5M / +$5M Adjusted EPS* $0.90 - $0.95 $3.95 - $4.05 +$0.15 / +$0.15 Consolidated Atkore Interest Expense $11 - $12M $43 - $47M - Tax Rate ~25% ~25% - Capital $12 - $14M $40 - $45M - Expenditures Diluted Shares** ~48 ~48 (1) * Reconciliation of the forward-looking full-year 2020 outlook for Adjusted EBITDA and Adjusted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. 8 ** Represents weighted-average shares outstanding in millions used in calculation of Adjusted EPS outlook.

Appendix

Segment Information Three months ended December 27, 2019 December 28, 2018 Adjusted Adjusted Adjusted EBITDA Adjusted EBITDA (in thousands) Net sales EBITDA Margin Net sales EBITDA Margin Electrical Raceway $ 341,376 $ 70,193 20.6% $ 343,406 $ 68,489 19.9 % Mechanical Products & Solutions 106,660 16,654 15.6% 108,813 10,887 10.0 % Eliminations (588) (191) Consolidated operations $ 447,448 $ 452,028 10

Adjusted Earnings Per Share Reconciliation Consolidated Atkore International Group Inc. Three months ended December 27, December 28, (in thousands, except per share data) 2019 2018 Net income $ 34,790 $ 26,949 Stock-based compensation 3,123 2,982 Intangible asset amortization 8,113 8,214 Other (a) 2,836 206 Pre-tax adjustments to net income 14,072 11,402 Tax effect (3,518) (2,793) Adjusted net income $ 45,344 $ 35,558 Weighted-Average Diluted Common Shares Outstanding 47,999 48,283 Net income per diluted share $ 0.71 $ 0.54 Adjusted net income per diluted share $ 0.94 $ 0.74 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions and release of certain indemnified uncertain tax positions. 11

Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore International Group Inc. Three months ended December 27, December 28, (in thousands) 2019 2018 Net income $ 34,790 $ 26,949 Interest expense, net 10,620 12,160 Income tax expense 7,340 8,154 Depreciation and amortization 18,730 18,021 Restructuring charges 220 1,387 Stock-based compensation 3,123 2,982 Transaction costs 51 164 Other (a) 2,836 206 Adjusted EBITDA $ 77,710 $ 70,023 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions and release of certain indemnified uncertain tax positions. 12

Trailing Twelve Month Adjusted EBITDA Reconciliation Consolidated Atkore International Group Inc. TTM Three months ended December 27, December 27, September 30, (in thousands) 2019 2019 2019 June 28, 2019 March 29, 2019 Net income $ 146,892 $ 34,790 $ 45,997 $ 36,550 $ 29,555 Interest expense, net 48,933 10,620 $ 12,196 12,789 13,328 Income tax expense 44,804 7,340 $ 16,105 11,106 10,253 Depreciation and amortization 73,056 18,730 $ 18,286 17,760 18,280 Restructuring charges 2,637 220 $ 623 709 1,085 Stock-based compensation 11,939 3,123 $ 2,862 4,120 1,834 Transaction costs 1,087 51 $ 837 76 123 Gain on purchase of a business (7,384) — $ (7,384) — — Other(a) 10,131 2,836 $ (712) 5,371 2,636 Adjusted EBITDA $ 332,095 $ 77,710 $ 88,810 $ 88,481 $ 77,094 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions and release of certain indemnified uncertain tax positions. 13

Net Debt to Total Debt and Leverage Ratio

Consolidated Atkore International Group Inc.

($ in thousands)	December 27, 2019	September 30, 2019	June 28, 2019	March 29, 2019	December 28, 2018	September 30, 2018
Short-term debt and current maturities of long-term debt	$ —	$ —	$ —	$ —	$ 26,561	$ 26,561
Long-term debt	845,243	845,317	884,503	884,095	878,094	877,686
Total debt	845,243	845,317	884,503	884,095	904,655	904,247
Less cash and cash equivalents	164,135	$ 123,415	100,734	51,498	75,919	$ 126,662
Net debt	$ 681,108	$ 721,902	$ 783,769	$ 832,597	$ 828,736	$ 777,585
TTM Adjusted EBITDA [(a)]	$ 332,095	$ 324,408	$ 306,656	$ 294,839	$ 283,086	$ 271,549
Total debt/TTM Adjusted EBITDA	2.5 x	2.6 x	2.9 x	3.0 x	3.2 x	3.3 x
Net debt/TTM Adjusted EBITDA	2.1 x	2.2 x	2.6 x	2.8 x	2.9 x	2.9 x

(a) TTM Adjusted EBITDA is equal to the sum of Adjusted EBITDA for the trailing four quarter period. The reconciliation of Adjusted EBITDA for the quarter ended June 28, 2019 can be found in Exhibit 99.1 to form 8-K filed August 7, 2019 and is incorporated by reference herein. The reconciliation of Adjusted EBITDA for the quarter ended March 29, 2019 can be found in Exhibit 99.1 to form 8-K filed May 7, 2019 and is incorporated by reference herein. The reconciliation of Adjusted EBITDA for the quarter ended December 28, 2018 can be found in Exhibit 99.1 to form 8-K filed February 6, 2019 and is incorporated by reference herein. The reconciliation of Adjusted EBITDA for the years ended September 30, 2019 and September 30, 2018 can be found in Exhibit 99.1 to form 8-K filed November 22, 2019 and is incorporated by reference herein.

atkore INTERNATIONAL

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Free Cash Flow Reconciliation Consolidated Atkore International Group Inc. Three months ended (in thousands) December 27, 2019 December 28, 2018 Net cash provided by operating activities $ 52,173 $ 40,277 Capital Expenditures (9,809) (6,875) Free Cash Flow $ 42,364 $ 33,402 15